ABERDEEN FUNDS

                         ABERDEEN GLOBAL UTILITIES FUND
                          ABERDEEN HEALTH SCIENCES FUND
                   ABERDEEN TECHNOLOGY AND COMMUNICATIONS FUND

    SUPPLEMENT TO THE ABERDEEN FUNDS GLOBAL SERIES AND ABERDEEN FUNDS EQUITY
       SERIES PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED
                          FEBRUARY 28, 2009, AS AMENDED


On December 8, 2009, the Board of Trustees of Aberdeen Funds approved a proposal to liquidate the Aberdeen Global Utilities Fund, the Aberdeen Health Sciences Fund, and the Aberdeen Technology and Communications Fund (each as a "Fund" or together as the "Funds").

As of December 10, 2009, shares of the Funds will no longer be available for purchase by new investors. At that time, each Fund may depart from its stated investment objective and policies in preparation for the distribution of assets to investors.

It is anticipated that the Funds will be liquidated on or before February 26, 2010 (the "Liquidation Date"). At any time prior to the Liquidation Date, each Fund's shareholders may redeem all or a portion of their shares or exchange their Fund shares for shares in the corresponding class of another Aberdeen fund pursuant to procedures set forth in each Fund's prospectus.

The liquidation of each Fund, like any redemption of Fund shares, will constitute a sale upon which a gain or loss may be recognized for state and federal income tax purposes depending on the type of account and the adjusted cost basis of the investor's shares.

One or more of the Funds may make one or more distributions of income and/or net capital gains prior to the Liquidation Date in order to eliminate Fund-level taxes.

If you own shares of any of these Funds in a tax deferred account (for example, a retirement account), then you must take action to avoid potential tax penalties. If you have any questions, please contact your tax advisor to discuss or contact Aberdeen Funds Shareholder Services at 866-667-9231.

If you wish to exchange your shares into another Aberdeen fund, or would like to request additional copies of the Prospectus and Statement of Additional Information for any of the respective Funds, please call Aberdeen Funds Shareholder Services at 866-667-9231.

THIS SUPPLEMENT IS DATED DECEMBER 10, 2009.

Please keep this supplement for future reference.